UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2015

AVENUE FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-36839	20-5556885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 10th Avenue South, Suite 400, Nashville, TN	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 736-6940

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

On March 3, 2015, Avenue Financial Holdings, Inc., a Tennessee corporation (the “Company”), issued a press release announcing that it has redeemed all of the outstanding shares of its Senior Non-Cumulative Perpetual Preferred Stock, Series C, that has been issued to the Secretary of the Treasury through the Company’s participation in the Small Business Lending Fund. A copy of the press release is included as an exhibit to this Current Report and, pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein, shall be deemed to be furnished, and shall not be deemed to be “filed,” under the Securities Exchange At of 1934, as amended, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued March 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE FINANCIAL HOLDINGS, INC.
(Registrant)

Date: March 3, 2015

	By:	/s/ Barbara J. Zipperian
Barbara J. Zipperian
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 3, 2015